UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                 April 25, 2006
                                 --------------
                                 Date of Report
                        (Date of earliest event reported)


                              VERTRUE INCORPORATED
             (Exact name of registrant as specified in its charter)



        DELAWARE                     0-21527                   06-1276882
------------------------    ------------------------    ------------------------
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer
                                                           Identification No.)


                                20 Glover Avenue
                           Norwalk, Connecticut 06850
                           --------------------------
                    (Address of principal executive offices,
                               including zip code)


                                 (203) 324-7635
                                 --------------
                             (Registrant's telephone
                          number, including area code)


                               680 Washington Blvd
                           Stamford, Connecticut 06901
                           ---------------------------
                 (Former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 25, 2006, Vertrue Incorporated issued a press release announcing fiscal 2006 third quarter and nine month results, a copy of which is attached hereto as
Exhibit 99.1 and is incorporated by reference herein in its entirety.


Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c) Exhibits:
    99.1   Press release dated April 25, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       VERTRUE INCORPORATED
                                       (Registrant)


Date: April 25, 2006
                                       By: /s/ Gary A. Johnson
                                           -------------------------------------
                                           NAME: Gary A. Johnson
                                           TITLE: President and Chief Executive
                                                  Officer

                                INDEX TO EXHIBITS


No.      Description
---      -----------

99.1     Press release dated April 25, 2006.